Future Aggregate Minimum Lease Payments Required Under Operating Lease (Detail) $ in Thousands	Dec. 31, 2018 USD ($)
Leases [Abstract]
2019	$ 450
2020	432
2021	72
Operating Leases, Future Minimum Payments Due, Total	$ 954